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                              AMERICAN AADVANTAGE
                               MILEAGE FUNDS(SM)

--------------------------------------------------------------------------------

                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2000


                                   [AMR LOGO]


                                                     S&P 500 INDEX  MILEAGE FUND

MANAGED BY AMR INVESTMENT SERVICES, INC.

================================================================================
American AAdvantage S&P 500 Index Mileage Fund

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

 Dear Fellow Shareholder:

We are pleased to report to you on the performance of the American AAdvantage S&P 500 Index Mileage Fund (the "Fund"), and to provide you with a copy of the semi-annual report for the six months ended June 30, 2000. The Fund's total return for the period was -0.74%, compared to the returns of -0.42% for the S&P 500 Index and -0.59% for the Lipper S&P 500 Index for the same period.

MARKET ACTIVITY

The equity market was a bit calmer by the close of June compared to earlier in the year, but the overall results for 2000 have been flat to negative for most equity investors. During the first half of the year, the S&P 500 Index fell 0.42%, while the broader Russell 3000 Index gained 1.0%. Small cap stocks outperformed large cap stocks during the same time period as the Russell 2000 Index returned 3.0%. Despite the continued volatility in tech and telecom stocks, growth stocks did better than value once again as the S&P 500 Barra Growth Index increased 2.6% and the S&P 500 Barra Value Index declined 4.1%.

There has been a shift in market leadership as healthcare replaced technology as the leading economic sector. Other more defensive sectors such as Utilities posted positive returns for the first half of the year. Market leadership has also broadened as the largest companies in the S&P have modestly underperformed the 500 stock average for the first time in five years.

The Fed raised its Fed Funds rate another 50 basis points in May for the sixth increase in the past twelve months. Historically, this number of rate hikes has led to negative stock market returns 3-12 months later. Although the Fed made no changes in June, their bias remained unchanged--toward tightening. Most market watchers anticipate at least one more rate hike by October, but believe the central bank is near the end of this tightening cycle. Core inflation, though higher than at the start of the year, remains manageable at the producer and consumer levels. As such, we believe that the Fed will have little impetus to continue tightening.


TEN LARGEST STOCK HOLDINGS

General Electric Co.       Exxon Mobil Corp.

Intel Corp.                Wal-Mart Stores, Inc.

Cisco Systems, Inc.        Oracle Corp.

Microsoft Corp.            Citigroup, Inc.

Pfizer, Inc.               Nortel Networks Corp.

OUTLOOK

Market valuations for equities have improved modestly as earnings growth has been strong. Nevertheless, equity valuations remain above historical averages. Productivity gains, globalization and structural reforms have all contributed to the extraordinary run in the US equity market. While there is no question that there are limits to what a rational investor should pay for an investment, we continue to experience unprecedented growth and productivity.

It is important to realize that, as an index fund, the goal is to replicate the performance of the S&P 500 Index. The Fund manager does not manage the portfolio according to a specific outlook or forecast for the market or the overall economy.

As always, we appreciate your ongoing support of the American AAdvantage S&P 500 Index Mileage Fund, and we look forward to continuing to serve your investment needs for many years to come.

                                             Sincerely,




                                             William F. Quinn
                                             President
                                             American AAdvantage Mileage Funds

AMERICAN AADVANTAGE S&P 500 INDEX MILEAGE FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                              (IN THOUSANDS, EXCEPT SHARE
                                                                AND PER SHARE AMOUNTS)
ASSETS
    Investment in the State Street Equity 500 Index
     Portfolio, at Value....................................           $  5,702
    Receivable for Expense Reimbursement (Note 2)...........                  7
                                                                       --------
        TOTAL ASSETS........................................              5,709
                                                                       --------
LIABILITIES
    Administrative Service Fees Payable (Note 2)............                  2
    Other Liabilities.......................................                 24
                                                                       --------
        TOTAL LIABILITIES...................................                 26
                                                                       --------
NET ASSETS..................................................           $  5,683
                                                                       ========

COMPOSITION OF NET ASSETS
    Paid-in Capital.........................................           $  5,048
    Undistributed Net Investment Income.....................                  9
    Accumulated Net Realized Loss from Investments and
     Futures Transactions...................................               (523)
    Net Unrealized Appreciation on Investments and Futures
     Contracts..............................................              1,149
                                                                       --------
NET ASSETS..................................................           $  5,683
                                                                       ========

SHARES OUTSTANDING (no par value)...........................            408,372
                                                                       ========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE....           $  13.92
                                                                       ========

                             See accompanying notes
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AMERICAN AADVANTAGE S&P 500 INDEX MILEAGE FUND
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                              (IN THOUSANDS)
INVESTMENT INCOME
    Income Allocated from the State Street Equity 500 Index
     Portfolio, net.........................................       $ 22
    Income Allocated from the BT Equity 500 Index Portfolio,
     net....................................................          9
                                                                   ----
        TOTAL INVESTMENT INCOME.............................         31

EXPENSES
    Administrative Service Fees.............................          8
    Transfer Agency Fees....................................          2
    Professional Fees.......................................          5
    Registration Fees.......................................          6
    Distribution Fees.......................................          6
    Other Expenses..........................................          4
                                                                   ----
        TOTAL EXPENSES......................................         31
LESS: EXPENSES ABSORBED BY AMR INVESTMENT SERVICES, INC.....        (19)
                                                                   ----
        NET EXPENSES........................................         12
                                                                   ----
NET INVESTMENT INCOME.......................................         19
                                                                   ----

REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FUTURES
  CONTRACTS
    Net Realized Loss from Investment Transactions..........        (26)
    Net Realized Gain from Futures Transactions.............          2
    Net Change in Unrealized Appreciation on Investments and
     Futures Contracts......................................         29
                                                                   ----
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FUTURES
  CONTRACTS.................................................          5
                                                                   ----
NET INCREASE IN NET ASSETS FROM OPERATIONS..................       $ 24
                                                                   ====

                             See accompanying notes
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                                        4

STATEMENT OF CHANGES IN NET ASSETS
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
                                                               SIX MONTHS
                                                                  ENDED
                                                              JUNE 30, 2000      YEAR ENDED
                                                               (UNAUDITED)    DECEMBER 31, 1999
                                                              -------------   -----------------
                                                                       (IN THOUSANDS)
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
    Net Investment Income...................................    $      19         $      39
    Net Realized Loss from Investments and Futures
      Transactions..........................................          (24)              (34)
    Net Change in Unrealized Appreciation on Investments and
      Futures Contracts.....................................           29               725
                                                                ---------         ---------
        NET INCREASE IN NET ASSETS FROM OPERATIONS..........           24               730
                                                                ---------         ---------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net Investment Income...................................          (10)              (39)
                                                                ---------         ---------
        TOTAL DISTRIBUTIONS.................................          (10)              (39)
                                                                ---------         ---------
CAPITAL TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
    Proceeds from Sales of Shares...........................        2,814            23,891
    Dividend Reinvestments..................................            9                35
    Cost of Shares Redeemed.................................       (1,839)          (22,483)
                                                                ---------         ---------
        NET INCREASE FROM CAPITAL TRANSACTIONS IN SHARES OF
          BENEFICIAL INTEREST...............................          984             1,443
                                                                ---------         ---------
TOTAL INCREASE IN NET ASSETS................................          998             2,134
NET ASSETS:
    Beginning of Period.....................................        4,685             2,551
                                                                ---------         ---------
    END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
      INCOME OF $9 AND $0, RESPECTIVELY)....................    $   5,683         $   4,685
                                                                =========         =========

                             See accompanying notes
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AMERICAN AADVANTAGE S&P 500 INDEX MILEAGE FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for the American AAdvantage S&P 500 Index Mileage Fund

                                                                SIX MONTHS
                                                                  ENDED                         MARCH 2,
                                                                 JUNE 30,       YEAR ENDED        1998
                                                                   2000        DECEMBER 31,   DECEMBER 31,
                                                              (UNAUDITED)(A)       1999           1998
                                                              --------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD........................      $14.05          $11.78         $10.00
                                                                  ------          ------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.....................................        0.05            0.11           0.10
  Net Realized and Unrealized Gain(Loss) on Investments and
    Futures Transactions....................................       (0.15)           2.27           1.78
                                                                  ------          ------         ------
Total from Investment Operations............................       (0.10)           2.38           1.88
                                                                  ------          ------         ------
DISTRIBUTIONS TO SHAREHOLDERS
  Net Investment Income.....................................       (0.03)          (0.11)         (0.10)
                                                                  ------          ------         ------
Total Distributions.........................................       (0.03)          (0.11)         (0.10)
                                                                  ------          ------         ------
NET ASSET VALUE, END OF PERIOD..............................      $13.92          $14.05         $11.78
                                                                  ======          ======         ======
TOTAL INVESTMENT RETURN.....................................      (0.74%)         20.31%         18.92%
SUPPLEMENTAL DATA AND RATIOS:
  Net Assets, End of Period (000s omitted)..................      $5,683          $4,685         $2,551
  Ratios to Average Net Assets (annualized):
    Net Investment Income...................................       0.74%           0.87%          1.00%
    Expenses, including expenses of the master portfolios,
      after waivers(B)......................................       0.55%           0.55%          0.55%
    Expenses, including expenses of the master portfolios,
      before waivers(B).....................................       1.29%           1.72%          3.36%
    Decrease Reflected in Above Expense Ratio Due to
      Absorption of Expenses by BT Alex Brown and AMR
      Investment Services, Inc..............................       0.74%           1.17%          2.81%

---------------

(A) On March 1, 2000, the Fund invested all of its investable assets in the State Street Bank Equity 500 Portfolio. Prior to March 1, 2000, the Fund invested all of its investable assets in the BT Equity 500 Portfolio.

(B) Includes expenses of the BT Equity 500 Index Portfolio for the period January 1, 2000 to February 29, 2000 and the expenses of the State Street Bank Equity 500 Index Portfolio for the period March 1, 2000 to June 30, 2000.

                             See accompanying notes
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                                        6

AMERICAN AADVANTAGE S&P INDEX MILEAGE FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  A.  Organization

     American AAdvantage Mileage Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a no load, open-end management investment company. The American AAdvantage S&P 500 Index Mileage Fund (the "Fund") is one of the ten funds offered under the Trust and commenced active operations on March 2, 1998. Information in these financial statements pertains only to the Fund.

     The Fund invests all of its investable assets in the State Street Equity 500 Index Portfolio (the "Portfolio"). The Portfolio is an open-end management investment company registered under the Act. The value of such investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. At June 30, 2000, the Fund's investment was 0.16% of the Portfolio.

     Prior to March 1, 2000, the Fund invested all of its investable assets in the BT Equity 500 Index Portfolio. On March 1, 2000, the Fund withdrew its interest in the BT Portfolio. The Fund received a distribution of cash and securities from the BT Portfolio with a market value equal to the Fund's investment in the BT Portfolio at the close of business on February 29, 2000, which totaled approximately $4,722,000. The Fund immediately contributed those securities to the State Street Equity 500 Index Portfolio, which commenced operations on March 1, 2000.

     The Portfolio and the BT Portfolio have identical investment objectives and fundamental policies. The most notable difference between the portfolios relates to the fees received by the respective managers. State Street Bank and Trust Company receives an annualized advisory fee of 0.045% of the Portfolio's average daily net assets. Bankers Trust Company received an annualized advisory fee of 0.075% of the BT Portfolio's average daily net assets.

     These financial statements relate to the Fund. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

     AMR Investment Services, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

  B.  Valuation of Investments

     Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

  C.  Investment Income

     The Fund records its share of net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio each day. All net investment income and realized and unrealized gains (losses) of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

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

AMERICAN AADVANTAGE S&P INDEX MILEAGE FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

  D.  Dividends

     Dividends from net investment income of the Fund normally will be declared and paid quarterly. Distributions of net realized capital gains earned by the Fund, if any, will be paid annually. Dividends are determined in accordance with income tax principles which may treat certain transactions differently than generally accepted accounting principles.

  E.  Federal Income and Excise Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required. The Fund has a capital loss carryforward of $496,871 which expires in year 2006.

  F.  Deferred Organization Expenses

     Expenses incurred by the Fund in connection with its organization are being amortized on a straight-line basis over a five-year period.

  G.  Expenses

     Expenses directly attributable to the Fund are charged to the Fund's operations. Expenses incurred by the Trust with respect to any two of more of the Funds are allocated in proportion to the net assets of each Fund, except where allocations of direct expenses to each Fund can otherwise be made fairly. Each share of each Fund bears equally those expenses that are allocated to the Fund as a whole.

  H.  Valuation of Shares

     The price per share is calculated on each day on which shares are offered for sale and orders accepted or upon receipt of a redemption request. Net asset value per share is computed by dividing the value of the Fund's total assets (which includes the value of the Fund's investment in the Portfolio), less liabilities, by the number of Fund shares outstanding.

  I.  Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

2.   FEES AND TRANSACTIONS WITH AFFILIATES

  A.  Administrative Services Agreement

     The Manager and the Trust entered into an Administrative Services Agreement that obligates the Manager to provide or oversee administrative and management services to the Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of
 .30% of the Fund's average daily net assets. The Manager has contractually agreed to waive distribution fees and to reimburse the Fund for other expenses through December 31, 2000 to the extent that total annual fund operating expenses exceed 0.55%.

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

AMERICAN AADVANTAGE S&P INDEX MILEAGE FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

  B.  Distribution Plan

     The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the plan, as compensation for distribution assistance, the Manager receives an annual fee of .25% of the average daily net assets. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance. During the period ended June 30, 2000, the Manager waived distribution fees totaling $6,380.

  C.  Other

     Certain officers or trustees of the Trust are also officers of the Manager or American. The Trust makes no direct payments to its officers. Unaffiliated trustees and their spouses are provided unlimited air transportation on American. However, the Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. For the period ended June 30, 2000, the cost of air transportation for the trustees was not material to any of the Funds. One trustee, as a retiree of American, already receives flight benefits. The Trust compensates this trustee up to $10,000 annually to cover his personal flight service charges for his three children, as well as the income tax charged on the value of these benefits. Prior to March 1, 2000, the Trust compensated this trustee up to $10,000 annually to cover his personal flight service charges and the charges for his three adult children, as well as the income tax charged on the value of these benefits. Beginning March 1, 2000, the trustee will receive an annual retainer of $20,000 plus $1,250 for each Board meeting attended.

  D.  Reimbursement of Expenses

     For the period ended June 30, 2000, the Manager reimbursed expenses totaling $12,289 to the Fund.

3.   SHARES OF BENEFICIAL INTEREST

     Transactions in shares of beneficial interest were as follows:

                                   FOR THE PERIOD ENDED      FOR THE PERIOD ENDED
                                      JUNE 30, 2000            DECEMBER 31, 1999
                                  ----------------------   -------------------------
                                   SHARES      AMOUNT        SHARES        AMOUNT
                                  --------   -----------   ----------   ------------
Sold............................   208,033   $ 2,814,467    1,913,188   $ 23,891,255
Reinvested......................       627         9,034        2,697         34,655
Redeemed........................  (133,680)   (1,838,924)  (1,799,001)   (22,483,627)
                                  --------   -----------   ----------   ------------
Net increase....................    74,980   $   984,577      116,884   $  1,442,283
                                  ========   ===========   ==========   ============

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                                        9

                              AMERICAN AADVANTAGE
                               MILEAGE FUNDS(SM)



                                 P.O. Box 219643
                        Kansas City, Missouri 64121-9643
                                 (800) 388-3344


                                 www.aafunds.com
                       american aadvantage.funds@aa.com


                                   MANAGED BY
                          AMR INVESTMENT SERVICES, INC.

This report is prepared for shareholders of the American AAdvantage Mileage Funds and may be distributed to others only if preceded or accompanied by a current prospectus.

================================================================================

American Airlines is not responsible for investments made in the American AAdvantage Mileage Funds. American AAdvantage Mileage Funds is a registered service mark of AMR Corporation. American AAdvantage S&P 500 Mileage Fund is a service mark of AMR Investment Services, Inc.